INDEX TO EXHIBITS

EXHIBIT
   NO.                                                         METHOD OF FILING
-------                                                        ----------------
  23.1     -Consent of Independent Public Accountants          Filed herewith
                                                               electronically


                                                                EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated February 6, 1996, on the financial statements of Compa<n~><i'>a de Inversions de Energ<i'>a S.A. included in Enron Global Power & Pipelines L.L.C.'s Form 10-K for the year ended December 31, 1995.



                                             Pistrelli, Diaz y Asociados

 Buenos Aires, Argentina
    October 7, 1996